                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2004
                                                         -----------------

                      LONE STAR STEAKHOUSE & SALOON, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                           0-19907                  48-1109495
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

          224 East Douglas, Suite 700, Wichita, KS                 67202
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (316) 264-8899
                                                    --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On December 15, 2004, Lone Star Steakhouse & Saloon, Inc. ("Lone
Star" or the "Company") issued a press release announcing that the stockholders of the Company approved the 2004 Stock Option Plan (the "Plan"), which was submitted to the stockholders for approval at a Special Meeting of Stockholders.

            Key features of the Plan include the following:

            o    The Plan replaces the Company's 1992 Incentive and Nonqualified
                 Stock Option Plan, which terminated in 2002.

            o    All directors, employees, consultants, advisors of Lone Star and its subsidiaries are eligible to participate in the Plan.
                 It is a ten-year plan with a 3 million share authorization of which options to purchase 500,000 shares are available for grants to Non-Employee Directors.

            o    Upon the effectiveness of the Plan, all Non-Employee Directors will be granted options to purchase 15,000 shares and yearly grants of options to purchase 7,500 shares. New Non-Employee
                 Directors upon their appointment to the Board of Directors will receive options to purchase 40,000 shares. In addition, the
                 Chairman of the Audit Committee will receive an initial and annual grants of options to purchase 2,500 shares.

            o    The maximum number of shares of Common Stock that may be
                 subject to options granted under the Plan to any individual shall not exceed 600,000.

            o    Only stock options and dividend equivalents rights (which may be granted simultaneously with the granting of the stock
                 options) may be offered under the Plan. Restricted stock is not authorized to be issued under the Plan.

            o    Options may be issued as incentive stock options under Section
                 422 of the Internal Revenue Code of 1986, as amended, or as non-qualified stock options.

            o    The Plan requires stockholder approval in order to: reduce the exercise price of outstanding options or effect repricing
                 through cancellation and re-grants of new options, increase the number of shares issued under the Plan, materially increase the benefits accruing under the plan, materially modify the
                 requirements as to eligibility for participation, decrease the exercise price of an option to less than 100% of fair market value on the grant date and extend the term of the option.

            o    The Plan is administered by the Compensation/Stock Option
                 Committee, which is comprised solely of at least three
                 independent, non-employee directors.

            o    Options granted under the Plan will have a maximum term of ten years and unless otherwise determined by the Compensation/Stock
                 Option Committee at the time of grant will be subject to a vesting period of four years.

            Additional information regarding the Plan can be found on pages 4 through 7 of Lone Star's proxy statement filed on Schedule 14A with the U.S.
Securities and Exchange Commission ("SEC") on November 5, 2004. The Plan and
Press Release are filed as exhibits to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

            Exhibit No.         Exhibits

               99.1             Lone Star Steakhouse & Saloon, Inc. 2004 Stock
                                Option Plan.
               99.2             Press Release dated December 15, 2004.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LONE STAR STEAKHOUSE & SALOON,
                                            INC.

Dated:  December 17, 2004                    By: /s/ John D. White
                                                -----------------------------
                                                Name:  John D. White
                                                Title: Executive Vice President